The UBS Funds

Prospectus and SAI Supplement | December 28, 2018

Supplement to the prospectuses and statements of additional information ("SAIs") relating to Class A and Class P shares

Includes:

–  UBS Dynamic Alpha Fund

–  UBS Emerging Markets Equity Opportunity Fund

–  UBS Engage For Impact Fund

–  UBS Global Allocation Fund

–  UBS International Sustainable Equity Fund

–  UBS Sustainable Development Bank Bond Fund

–  UBS U.S. Sustainable Equity Fund

–  UBS U.S. Small Cap Growth Fund

–  UBS Municipal Bond Fund

–  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement is to inform you of updates to the above-listed series (the "Funds") of The UBS Funds.

I. Class A Sales Load Waivers and Discounts

This supplement discloses variations to sales load waivers and discounts that would apply to investors that purchase Class A shares of the Funds through a Raymond James platform or account.

Effective immediately, Appendix A to each Prospectus is revised by adding the following as the last section of the appendix:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

–  Shares purchased in an investment advisory program.

–  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

ZS-1001

–  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

–  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

–  Death or disability of the shareholder.

–  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

–  Return of excess contributions from an IRA Account.

–  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.

–  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

–  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

–  Breakpoints as described in this prospectus.

–  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

II. Class P Changes

Effective immediately, the Class A and P Prospectuses and SAIs are hereby revised as follows:

The sections captioned "Fees and expenses" in each Fund's Fund Summary in each Class A and P Prospectus are revised by adding the following to the paragraph under that section:

In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

The section captioned "Managing your fund account" and sub-captioned "Class P shares" in each Fund's Class A and P Prospectus is revised by adding the following:

–  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the Funds' distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker.

The section captioned "Managing your fund account" and sub-captioned "Exchanging shares" in each Fund's Class A and P Prospectus is revised by inserting the following as the second to last paragraph:

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The section captioned "Additional purchase, exchange and redemption information and other services" and sub-captioned "Additional exchange and redemption information" in each Fund's SAI is revised by inserting the following as the last sentence of the first paragraph of that section:

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The section captioned "Additional purchase, exchange and redemption information and other services" and sub-captioned "Additional exchange and redemption information" in each Fund's SAI is revised by inserting the following as the last paragraph of that section:

Investors redeeming Class P shares on certain brokerage platforms may be subject to commissions or other fees.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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